IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.

Supplement dated August 4, 2008
to the
Prospectus dated May 1, 2008
and Supplemented July 31, 2008

The following information replaces the disclosure regarding the management of Ivy Funds VIP Bond in the Section entitled "Portfolio Management":

Ivy Funds VIP Bond (formerly, W&R Target Bond Portfolio): Effective August 15, 2008, Mark Otterstrom is primarily responsible for the day-to-day management of Ivy Funds VIP Bond. Mr. Otterstrom is Senior Vice President of Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO). He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.